                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  June 16, 2003


                        FIRST NATIONAL MASTER NOTE TRUST
                        --------------------------------
             (Exact name of registrant as specified in its charter)

        Nebraska                                    000-50139
 ----------------------                            -----------                         ----------------------------
(State of Incorporation)                    (Commission File Number)                  (IRS Employer Identification
                                                                                                Number)



                 1620 Dodge Street
                  Stop Code 3198
                  Omaha, Nebraska                            68197-3198
      --------------------------------------                ------------
     (Address of principal executive offices)                (Zip Code)


                                 (402) 341-0500
                ------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not applicable
            ---------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.

None.

(C)      Exhibits

EXHIBIT NO.                DOCUMENT DESCRIPTION

Exhibit 20                 Series 2002-1 and 2003-1 Asset Backed Notes Monthly
                           Servicing Report

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2003                 FIRST NATIONAL FUNDING LLC

                                     By: First National Funding Corporation,
                                         Managing Member


                                     By: /s/ Matthew W. Lawver
                                         --------------------------------------
                                         Matthew W. Lawver, President


Dated: June 16, 2003                 FIRST NATIONAL MASTER NOTE TRUST,

                                     By: First National Bank of Omaha,
                                         As Servicer of First National Master
                                         Note Trust

                                     By: /s/ Matthew W. Lawver
                                         --------------------------------------
                                         Matthew W. Lawver, Senior Vice
                                         President

                                  EXHIBIT INDEX



EXHIBIT               DESCRIPTION
NO.

20                    Series 2002-1 and 2003-1 Asset Backed Notes Monthly
                      Servicing Report